UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 13, 2002


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


          Louisiana                 0-9219                   72-0590868
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS Employer
       of incorporation           File Number)             Identification No.)


         228 St. Charles Avenue, Suite 828, New Orleans, Louisiana 70130
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             (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (504) 552-4720
                                                           ---------------------


   ---------------------------------------------------------------------------
          Former name or former address, if changed since last report)

Item 9:  Regulation FD Disclosure

         Avoca, Incorporated has this day sent to the Securities and Exchange Commission a letter, reading as follows:


                                August 13, 2002



Mr. Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549 0609


Dear Mr. Katz:

         Enclosed please find the Quarterly Report of Avoca, Incorporated ("the Company") on Form 10-QSB for the three month period ending June 30, 2002, which is being submitted for filing with the Securities and Exchange Commission (the "Report"). The undersigned, in the capacities and as of the date indicated below, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements  of Section 13
(a) or 15(d) of the  Securities  Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2002                   By: /s/ Robert C. Baird, Jr.
                                              ----------------------------------
                                              Robert C. Baird, Jr.
                                              Chief Executive Officer and Chief
                                              Financial Officer


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        AVOCA, INCORPORATED
                                                  ------------------------------
                                                           (Registrant)

Date: August 13, 2002                                By:/s/Robert C. Baird, Jr.
                                                     ---------------------------
                                                     Robert C. Baird, Jr.
                                                     President



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